Exhibit 10.1

ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of October 31, 2007, by and among SMF Energy Corporation, a Delaware corporation and successor-by-merger to Streicher Mobile Fueling, Inc., a Florida corporation ("SMF"); SMF Services, Inc., a Delaware corporation ("SSI"); H & W Petroleum Company, Inc., a Texas corporation ("H & W" and, collectively with SMF and SSI, "Borrower"); and Wachovia Bank, National Association, a national banking association and successor-by-merger to Congress Financial Corporation (Florida) ("Lender").

RECITALS

A. Borrower and Lender are parties to that certain Loan and Security Agreement dated September 26, 2002 (as at any time amended, restated, supplemented or otherwise modified, the "Loan Agreement"). The Obligations under (and as defined in) the Loan Agreement are guaranteed by Streicher Realty, Inc., a Florida corporation ("Guarantor").

B. The parties hereto desire to amend the Loan Agreement upon the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Each capitalized term used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such term in the Loan Agreement.

2. Subject to the satisfaction of each of the conditions precedent set forth in this Amendment, the Loan Agreement is hereby amended by deleting Section 9.21 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

9.21 Fixed Charge Coverage Ratio. Borrower shall not, as of any month end in which the Average Excess Availability is less than the amount set forth below and corresponding to such month, or as of the end of any month during which an Event of Default occurs or exists, on a cumulative basis for the applicable fiscal year, permit the ratio of (a) EBITDA to (b) Fixed Charges to be less than 1.0 to 1.0.

Month	Average Excess Availability
February 2007	$1,500,000
March 2007	$1,500,000
April 2007	$1,500,000
May 2007	$1,500,000
June 2007	$2,500,000
July 2007	$2,500,000
August 2007	$2,500,000
September 2007	$2,500,000
October 2007 and each month thereafter	$1,800,000

3. Borrower hereby ratifies and reaffirms the Obligations, each of the Financing Agreements and all of Borrower's covenants, duties, indebtedness and liabilities under the Financing Agreements.

4. Borrower acknowledges and stipulates, to induce Lender to enter into this Amendment, that the Loan Agreement and the other Financing Agreements executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); and the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens.

5. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Lender prior to the date hereof, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

6. In consideration of Lender's willingness to enter into this Amendment, Borrower hereby agrees to pay to Lender a nonrefundable amendment fee (the "Amendment Fee") in the amount of five thousand dollars ($5,000) in immediately available funds on the date hereof, which shall be fully earned on the date hereof. Additionally, to induce Lender to enter into this Amendment and grant the accommodations set forth herein, Borrower agrees to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Financing Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

7. The effectiveness of the amendments to the Loan Agreement set forth in this Amendment is subject to the satisfaction of each of the following conditions precedent, in each case in form and substance satisfactory to Lender:

(a) Lender shall have received duly executed and delivered counterparts of this Amendment from Borrower and Guarantor;

(b) Lender shall have received full payment of the Amendment Fee and the other amounts described in the preceding paragraph; and

(c) no Default or Event of Default shall exist or occur on the date hereof.

8. Upon the effectiveness of the amendments set forth in this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

9. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to its conflict of laws principles.

11. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Financing Agreements, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

12. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually-executed signature page delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature page hereto.

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To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

"LENDER": WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/ Pat Cloninger Name: Pat Cloninger Title: Director

"BORROWER":

SMF ENERGY CORPORATION

By: /s/ Richard E. Gathright
Name: Richard E. Gathright
Title: President and Chief Executive Officer

SMF SERVICES, INC.

By: /s/ Richard E. Gathright
Name: Richard E. Gathright
Title: President and Chief Executive Officer

H & W PETROLEUM COMPANY, INC.

By: /s/ Richard E. Gathright
Name: Richard E. Gathright
Title: Chief Executive Officer

JOINDER

The undersigned: (1) acknowledges and confirms that Lender’s loans, advances and credit to Borrower have been, are and will continue to be of direct economic benefit to the undersigned, (2) acknowledges that it has previously waived any right to consent to the foregoing Amendment or any future amendment to the Loan Agreement but, nevertheless, consents to all terms and provisions of the foregoing Amendment that are applicable to it, and agrees to be bound by and comply with such terms and provisions, and (3) acknowledges and confirms that its guaranty in favor of Lender executed in connection with the Loan Agreement is valid and binding and remains in full force and effect in accordance with its terms (without defense, setoff or counterclaim against enforcement thereof), which include, without limitation, its guaranty in connection with the Loan Agreement, as modified by the foregoing Amendment.

"GUARANTOR": STREICHER REALTY, INC., a Florida corporation By: /s/ Richard E. Gathright Name: Richard E. Gathright Title: President and Chief Executive Officer